WisdomTree Dreyfus Commodity Currency Fund – CCX (NYSE Arca Ticker)

SUMMARY PROSPECTUS – DECEMBER 29, 2010

Before you invest in the WisdomTree Dreyfus Commodity Currency Fund (the “Fund”), you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at https://www.wisdomtree.com/prospectus. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Dreyfus Commodity Currency Fund (the “Fund”) seeks to achieve total returns reflective of money market rates in selected commodity-producing countries and changes to value of such countries’ currencies relative to the U.S. dollar.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Net Annual Fund Operating Expenses	0.55%
*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$56	$176

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly-organized, portfolio turnover information is not yet available. The Fund does not pay transaction costs on in-kind creations or redemptions.

WisdomTree Prospectus 1

The Fund’s Investment Strategy

The Fund is designed to provide exposure to both the currencies and money market rates available to foreign investors in selected commodity-producing countries. The term “commodity currency” generally is used to describe the currency of a country whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials) and whose value is closely linked to the value of such commodities. As the demand for, or price of, such commodities increases, money tends to flow into the country. This generally lifts the country’s economic prospects and supports the value of its currency. Conversely, declines in the demand for, or value of, such commodities historically have contributed to declines in the relative value of these countries’ currencies.

The Fund intends to invest in commodity-producing countries, such as Australia, Brazil, Canada, Chile, Colombia, Indonesia, Malaysia, New Zealand, Norway, Peru, Russia and South Africa. This list may change based on market developments. In addition to seeking broad exposure across countries and currencies, the Fund intends to seek exposure across currencies correlated to each of the key commodity groups: industrial metals, precious metals, energy, agriculture and livestock. The Fund generally will invest only in currencies that “float” relative to other currencies. The value of a floating currency is largely determined by supply and demand and prevailing market rates. In contrast, the value of a “fixed” currency generally is set by a government or central bank at an official exchange rate. The Fund generally does not intend to invest in the currencies of notable commodity producers, such as China, Saudi Arabia and the United Arab Emirates, since they are fixed or otherwise closely linked to the U.S. dollar. The Fund will only invest in currencies that it deems to be sufficiently liquid and accessible.

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund seeks to achieve exposure to money market rates of selected commodity-producing countries by investing primarily in short-term U.S. money market securities, forward currency contracts, currency swaps and interest rate swaps. The combination of money market securities with forward currency contracts and interest rate and currency swaps is designed to provide exposure equivalent to money market securities denominated in a non-U.S. currency. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. An interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A currency swap is an agreement between two parties to exchange one currency for another at a future rate.

In order to reduce interest rate risk, the Fund generally expects to maintain an average portfolio maturity of 90 days or less. The “average portfolio maturity” of the Fund is the average of all the current maturities of the individual securities in the Fund’s portfolio. Average portfolio maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with longer portfolio maturities generally are subject to greater interest rate risk. All money market securities acquired by the Fund will be rated in the upper two short-term ratings by at least two nationally recognized statistical rating organizations (“NRSROs”).

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments whose combined performance is tied economically to selected commodity-producing countries. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives.

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

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Market Risk. The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price will fluctuate within a wide range in response to these and other factors. As a result, an investor could lose money over short or even long periods.

WisdomTree Prospectus 2

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more (or less) than NAV intra-day when you buy shares of the Funds in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market.

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Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

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Commodity Country Risk. The Fund invests a significant portion of its assets in investments designed to provide exposure to both the currencies and money market rates available to foreign investors in selected commodity-producing countries. As the demand for, or price of, such commodities increases, money tends to flow into the country. This generally lifts the country’s economic prospects and supports the value of its currency. Conversely, declines in the demand for, or value of, such commodities historically have contributed to declines in the relative value of these countries’ currencies. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

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Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause it to default or become unable to pay interest or principal due. The Fund cannot collect interest and principal payments on a security or instrument if the issuer defaults. While the Fund attempts to limit credit exposure in a manner consistent with its investment objective, the value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio securities.

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Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Derivatives Investment Risk. The Fund will invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights, (vii) restrictions on the transfer of securities or currency and (viii) settlement and trading practices that differ from U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

WisdomTree Prospectus 3

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. Fixed income securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities.

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Management Risk. The Fund is actively managed using proprietary investment strategies, techniques and processes. There can be no guarantee that these strategies, techniques and processes will produce the desired results.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Offshore Investor Risk. The opportunity for offshore investors to access certain non-U.S. markets can be limited due to a variety of factors including government regulations, adverse tax treatment, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity, and pricing of securities designed to provide offshore investors with exposure to such markets. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in the selected emerging markets countries.

Fund Performance

The Fund has not completed a full calendar year of investment operations and therefore does not have any performance history.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as the investment adviser to the Fund. The Dreyfus Corporation serves as the sub-adviser to the Fund.

Portfolio Managers

David C. Kwan, a Managing Director, Fixed Income, has been a portfolio manager of the Fund since September 2010.

Zandra Zelaya, CFA, a Director, Fixed Income, has been a portfolio manager of the Fund since September 2010.

Buying and Selling Fund Shares

The Fund is an “exchange-traded fund.” This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, although this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of money market securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Prospectus 4	WIS-CCX-SUM-1210